UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: July 19, 2010

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

310 N. Indian Hill Blvd., #702
Claremont, California  91711
 (Address of principal executive offices)

(626) 715-5855
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective as of July 19, 2010 the Company dismissed AGCA Inc. (“AGCA”), the Company's independent registered public accounting firm.  The decision to change accountants was approved by the Company's Board of Directors.

The Company has engaged Crowe Horwath (HK) CPA Limited to assume the role of its new independent registered public accounting firm. The decision to engage Crowe Horwath (HK) CPA Limited was approved by the Board of Directors on July 19, 2010. The Company signed the engagement letter on July 19, 2010.

The audit reports of AGCA on the financial statements of the Company as of and for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s recent fiscal year ended December 31, 2009 and through July 19, 2010, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2009 and through the date of this Current Report, there were: (i) no disagreements between the Company and AGCA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AGCA would have caused AGCA to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided AGCA a copy of the disclosures in this Form 8-K and has requested that AGCA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AGCA agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated July 19, 2010, furnished by AGCA in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter of AGCA, Inc., dated July 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

Date: July 19, 2010	By:	/s/ Wei Li
Wei Li
Chief Executive Officer